GAAP/Non-GAAP Disclosure Discussion This document includes the non-GAAP financial measures entitled “adjusted operating income (loss),” “adjusted operating income (loss) per share," and “adjusted operating return on equity." Adjusted operating income (loss) per share is derived from adjusted operating income (loss). The chief operating decision maker evaluates performance and allocates resources on the basis of adjusted operating income (loss). Enact Holdings, Inc. (the "Company") defines adjusted operating income (loss) as net income (loss) excluding the after-tax effects of net investment gains (losses), restructuring costs and infrequent or unusual non-operating items. The Company excludes net investment gains (losses) and infrequent or unusual non-operating items because the Company does not consider them to be related to the operating performance of the Company. The recognition of realized investment gains or losses can vary significantly across periods as the activity is highly discretionary based on the timing of individual securities sales due to such factors as market opportunities or exposure management. Trends in the profitability of our fundamental operating activities can be more clearly identified without the fluctuations of these realized gains and losses. We do not view them to be indicative of our fundamental operating activities. Therefore, these items are excluded from our calculation of adjusted operating income. In addition, adjusted operating income (loss) per share is derived from adjusted operating income (loss) divided by shares outstanding. Adjusted operating return on equity is calculated as annualized adjusted operating income for the period indicated divided by the average of current period and prior periods’ ending total stockholders’ equity. While some of these items may be significant components of net income (loss) in accordance with U.S. GAAP, the Company believes that adjusted operating income (loss) and measures that are derived from or incorporate adjusted operating income (loss), including adjusted operating income (loss) per share on a basic and diluted basis and adjusted operating return on equity, are appropriate measures that are useful to investors because they identify the income (loss) attributable to the ongoing operations of the business. Management also uses adjusted operating income (loss) as a basis for determining awards and compensation for senior management and to evaluate performance on a basis comparable to that used by analysts. Adjusted operating income (loss) and adjusted operating income (loss) per share on a basic and diluted basis are not substitutes for net income (loss) available to Company’s common stockholders or net income (loss) available to Company’s common stockholders per share on a basic and diluted basis determined in accordance with U.S. GAAP. In addition, the Company’s definition of adjusted operating income (loss) may differ from the definitions used by other companies. Adjustments to reconcile net income (loss) available to Company’s common stockholders to adjusted operating income (loss) assume a 21% tax rate. Page 2

4Q 3Q 2Q 1Q Total 4Q 3Q 2Q 1Q Total REVENUES: Premiums $232,737 $235,060 $237,386 $234,279 $939,462 $236,864 $243,063 $242,480 $252,542 $974,949 Net investment income 44,896 39,493 35,776 35,146 155,311 35,246 35,995 34,689 35,259 141,189 Net investment gains (losses) (1,274) (42) (381) (339) (2,036) 5 580 (1,753) (956) (2,124) Other income 483 564 760 502 2,309 727 671 705 1,738 3,841 Total revenues 276,842 275,075 273,541 269,588 1,095,046 272,842 280,309 276,121 288,583 1,117,855 LOSSES AND EXPENSES: Losses incurred 18,097 (40,309) (61,563) (10,446) (94,221) 5,972 34,124 30,003 55,374 125,473 Acquisition and operating expenses, net of deferrals 59,955 54,523 58,201 54,262 226,941 55,630 55,151 63,050 57,622 231,453 Amortization of deferred acquisition costs and intangibles 2,747 3,338 3,230 3,090 12,405 3,600 3,669 3,597 3,838 14,704 Interest expense 13,258 12,879 12,786 12,776 51,699 12,771 12,756 12,745 12,737 51,009 Total losses and expenses 94,057 30,431 12,654 59,682 196,824 77,973 105,700 109,395 129,571 422,639 INCOME BEFORE INCOME TAXES 182,785 244,644 260,887 209,906 898,222 194,869 174,609 166,726 159,012 695,216 Provision for income taxes 38,979 53,658 56,152 45,276 194,065 41,335 37,401 35,914 33,881 148,531 NET INCOME $143,806 $190,986 $204,735 $164,630 $704,157 $153,534 $137,208 $130,812 $125,131 $546,685 Net investment (gains) losses $1,274 $42 $381 $339 $2,036 ($5) ($580) $1,753 $956 $2,124 Costs associated with reorganization 3,291 (156) 104 222 3,461 89 339 2,316 0 2,744 Taxes on adjustments (959) 24 (102) (118) (1,155) (17) 50 (854) (201) (1,022) Adjusted Operating Income $147,412 $190,896 $205,118 $165,073 $708,499 $153,601 $137,017 $134,027 $125,886 $550,531 Loss ratio (1) 8% (17)% (26)% (4)% (10)% 3% 14% 12% 22% 13% Expense ratio (2) 27% 25% 26% 24% 25% 25% 24% 27% 24% 25% Earnings per share data: Net income per share Basic $0.88 $1.17 $1.26 $1.01 $4.32 $0.94 $0.84 $0.80 $0.77 $3.36 Diluted $0.88 $1.17 $1.25 $1.01 $4.31 $0.94 $0.84 $0.80 $0.77 $3.36 Adjusted operating income per share Basic $0.91 $1.17 $1.26 $1.01 $4.35 $0.94 $0.84 $0.82 $0.77 $3.38 Diluted $0.90 $1.17 $1.26 $1.01 $4.34 $0.94 $0.84 $0.82 $0.77 $3.38 Weighted-average common shares outstanding Basic 162,824 162,843 162,842 162,841 162,838 162,840 162,840 162,840 162,840 162,840 Diluted 163,520 163,376 163,225 163,054 163,294 162,985 162,852 162,840 162,840 162,879 (2)The ratio of acquisition and operating expenses, net of deferrals, and amortization of deferred acquisition costs and intangibles to net earned premiums. Expenses associated with strategic transaction preparations and restructuring costs increased the expense ratio by one percentage point for the three months ended December 31, 2022, zero percentage points for the three months ended September 30, 2022, June 30, 2022, March 31, 2022 and December 31, 2021, one percentage point for the three months ended September 30, 2021, two percentage points for the three months ended June 30, 2021 and one percentage point for the three months ended March 31, 2021 2022 2021 (1)The ratio of losses incurred to net earned premiums. Consolidated Statements of Income (amounts in thousands, except per share amounts) Page 3

December 31, 2022 September 30, 2022 June 30, 2022 March 31, 2022 December 31, 2021 September 30, 2021 June 30, 2021 March 31, 2021 Assets Investments: Fixed maturity securities available-for-sale, at fair value $4,884,760 $4,877,902 $4,909,362 $5,093,084 $5,266,339 $5,376,067 $5,256,467 $5,106,128 Short term investments 3,047 2,434 0 0 0 12,500 12,499 12,500 Total investments 4,887,807 4,880,336 4,909,362 5,093,084 5,266,339 5,388,567 5,268,966 5,118,628 Cash and cash equivalents 513,775 535,775 583,947 440,160 425,828 451,582 435,323 431,335 Accrued investment income 35,844 35,896 33,103 32,565 31,061 31,372 30,843 28,821 Deferred acquisition costs 26,121 26,310 26,689 27,000 27,220 27,788 28,322 28,544 Premiums receivable 41,738 40,331 41,036 40,381 42,266 43,425 43,287 42,454 Deferred tax asset 127,473 135,152 98,695 56,060 0 0 0 0 Other assets 76,391 69,040 67,601 103,157 73,059 48,572 55,348 49,921 Total assets $5,709,149 $5,722,840 $5,760,433 $5,792,407 $5,865,773 $5,991,306 $5,862,089 $5,699,703 Liabilities and Shareholder's Interest Liabilities: Loss reserves $519,008 $510,237 $558,894 $625,279 $641,325 $648,365 $624,256 $603,528 Unearned premiums 202,717 212,987 224,781 236,410 246,319 254,806 263,573 280,742 Other liabilities 143,686 140,413 154,656 141,125 130,604 129,464 119,289 121,609 Long-term borrowings 742,830 742,211 741,602 741,004 740,416 739,838 739,269 738,711 Deferred tax liability 0 0 0 0 1,586 17,452 25,851 19,787 Total liabilities 1,608,241 1,605,848 1,679,933 1,743,818 1,760,250 1,789,925 1,772,238 1,764,377 Equity: Common stock 1,628 1,628 1,628 1,628 1,628 1,628 1,628 1,628 Additional paid-in capital 2,382,068 2,379,576 2,377,042 2,374,568 2,371,861 2,369,822 2,369,601 2,368,782 Accumulated other comprehensive income (382,744) (427,085) (293,027) (140,690) 83,581 133,955 159,854 136,960 Retained earnings 2,099,956 2,162,873 1,994,857 1,813,083 1,648,453 1,695,976 1,558,768 1,427,956 Total equity $4,100,908 $4,116,992 $4,080,500 $4,048,589 $4,105,523 $4,201,381 $4,089,851 $3,935,326 Total liabilities and equity $5,709,149 $5,722,840 $5,760,433 $5,792,407 $5,865,773 $5,991,306 $5,862,089 $5,699,703 Book value per share $25.19 $25.28 $25.06 $24.86 $25.21 $25.80 $25.12 $24.17 Book value per share excluding accumulated other comprehensive income $27.54 $27.90 $26.86 $25.73 $24.70 $24.98 $24.13 $23.33 U.S. GAAP ROE (1) 14.0% 18.6% 20.1% 16.2% 14.8% 13.2% 13.0% 12.8 % Net investment (gains) losses 0.1% 0.0% 0.0% 0.0% 0.0% (0.1)% 0.2% 0.1 % Costs associated with reorganization 0.3% 0.0% 0.0% 0.0% 0.0% 0.0% 0.2% 0.0 % Taxes on adjustments (0.1)% 0.0% 0.0% 0.0% 0.0% 0.0% (0.1)% 0.0 % Adjusted Operating ROE(2) 14.4% 18.6% 20.2% 16.2% 14.8% 13.2% 13.4% 12.9 % Debt to capital ratio 15% 15% 15% 15% 15% 15% 15% 16% (2) Calculated as annualized adjusted operating income for the period indicated divided by the average of current period and prior periods’ ending total stockholders’ equity. (1) Calculated as annualized net income for the period indicated divided by the average of current period and prior periods’ ending total stockholders’ equity. Consolidated Balance Sheets (amounts in thousands, except per share amounts) Page 4

Primary NIW % of Primary NIW Primary NIW % of Primary NIW Primary NIW % of Primary NIW Primary NIW % of Primary NIW Primary NIW % of Primary NIW Primary NIW % of Primary NIW Primary NIW % of Primary NIW Primary NIW % of Primary NIW Primary NIW % of Primary NIW Primary NIW % of Primary NIW Product Primary $15,145 100% $15,069 100% $17,448 100% $18,823 100% $66,485 100% $21,441 100% $23,972 100% $26,657 100% $24,934 100% $97,004 100 % Pool 0 - % 0 - % 0 - % 0 - % 0 - % 0 - % 0 - % 0 - % 0 - % 0 - % Total $15,145 100% $15,069 100% $17,448 100% $18,823 100% $66,485 100% $21,441 100% $23,972 100% $26,657 100% $24,934 100% $97,004 100 % Origination Purchase $14,744 97% $14,634 97% $16,802 96% $17,326 92% $63,506 96% $19,284 90% $20,988 88% $21,143 79% $15,500 62% $76,915 79 % Refinance 401 3% 435 3% 646 4% 1,497 8% 2,979 4% 2,157 10% 2,984 12% 5,514 21% 9,434 38% 20,089 21 % Total Primary $15,145 100% $15,069 100% $17,448 100% $18,823 100% $66,485 100% $21,441 100% $23,972 100% $26,657 100% $24,934 100% $97,004 100 % Payment Type Monthly $13,745 91% $14,138 94% $16,169 93% $17,071 91% $61,123 92% $19,395 91% $21,475 90% $24,887 93% $23,358 94% $89,115 92 % Single 1,368 9% 890 6% 1,218 7% 1,690 9% 5,166 8% 1,991 9% 2,431 10% 1,686 7% 1,446 6% 7,554 8 % Other(1) 32 - % 41 - % 61 - % 62 - % 196 0% 55 - % 66 - % 84 - % 130 - % 335 - % Total Primary $15,145 100% $15,069 100% $17,448 100% $18,823 100% $66,485 100% $21,441 100% $23,972 100% $26,657 100% $24,934 100% $97,004 100 % FICO Scores Over 760 $6,951 46% $6,948 46% $7,981 45% $8,359 45% $30,239 45% $9,401 44% $10,708 45% $11,762 44% $10,520 42% $42,391 44% 740 - 759 2,709 18% 2,554 17% 2,916 17% 3,085 16% 11,264 17% 3,406 16% 3,830 16% 3,995 15% 3,836 15% 15,067 16% 720 - 739 2,226 15% 2,106 14% 2,530 15% 2,515 13% 9,377 14% 2,844 13% 3,177 13% 3,467 13% 3,423 14% 12,911 13% 700 - 719 1,489 10% 1,531 10% 1,917 11% 1,952 10% 6,889 10% 2,257 11% 2,702 11% 3,131 12% 2,979 12% 11,069 11% 680 - 699 1,035 7% 1,085 7% 1,099 6% 1,316 7% 4,535 7% 1,589 7% 1,875 8% 2,513 9% 2,480 10% 8,457 9% 660 - 679(2) 478 3% 527 3% 598 3% 931 5% 2,534 4% 1,106 5% 1,010 4% 1,068 4% 983 4% 4,167 4% 640 - 659 189 1% 234 2% 297 2% 486 3% 1,206 2% 611 3% 504 2% 547 2% 511 2% 2,173 2% 620 - 639 66 - % 79 1% 106 1% 173 1% 424 1% 223 1% 166 1% 174 1% 202 1% 765 1% <620 2 - % 5 - % 4 - % 6 - % 17 0% 4 - % 0 - % 0 - % 0 - % 4 - % Total Primary $15,145 100% $15,069 100% $17,448 100% $18,823 100% $66,485 100% $21,441 100% $23,972 100% $26,657 100% $24,934 100% $97,004 100 % Weighted Avg FICO 750 749 748 746 748 745 747 746 745 746 Loan-To-Value Ratio 95.01% and above $2,423 16% $1,741 11% $2,177 12% $3,146 17% $9,487 14% $3,660 17% $3,396 14% $2,767 11% $2,241 9% $12,064 12% 90.01% to 95.00% 5,684 37% 6,184 41% 7,458 43% 6,682 35% 26,008 39% 7,548 35% 8,838 37% 10,758 40% 9,453 38% 36,597 38% 85.01% to 90.00% 4,971 33% 5,094 34% 5,207 30% 5,620 30% 20,892 32% 6,253 29% 7,454 31% 8,618 32% 8,392 34% 30,717 32% 85.00% and below 2,067 14% 2,050 14% 2,606 15% 3,375 18% 10,098 15% 3,980 19% 4,284 18% 4,514 17% 4,848 19% 17,626 18 % Total Primary $15,145 100% $15,069 100% $17,448 100% $18,823 100% $66,485 100% $21,441 100% $23,972 100% $26,657 100% $24,934 100% $97,004 100 % Weighted Avg LTV 92% 92% 92% 92% 92% 92% 92% 92% 92% 92 % Debt-To-Income Ratio 45.01% and above $4,294 28% $3,728 25% $4,067 23% $4,452 24% $16,541 25% $4,977 23% $4,167 17% $3,269 12% $2,566 10% $14,979 15% 38.01% to 45.00% 5,518 37% 5,681 38% 6,436 37% 6,361 34% 23,996 36% 7,047 33% 7,949 33% 9,204 35% 8,746 35% 32,946 34% 38.00% and below 5,333 35% 5,660 37% 6,945 40% 8,010 42% 25,948 39% 9,417 44% 11,856 50% 14,184 53% 13,622 55% 49,079 51 % Total Primary $15,145 100% $15,069 100% $17,448 100% $18,823 100% $66,485 100% $21,441 100% $23,972 100% $26,657 100% $24,934 100% $97,004 100 % Weighted Avg DTI 40% 39% 39% 38% 39% 38% 37% 36% 36% 37 % Avg loan size (thousands) $358 $350 $345 $334 $346 $318 $312 $304 $292 $305 2022 (2)Loans with unknown FICO scores are included in the 660-679 category. (1)Includes loans with annual and split payment types. Primary New Insurance Written Metrics (amounts in millions) 3Q Total3Q 1Q2Q 2021 4Q1Q Total2Q4Q Page 5

IIF % of IIF IIF % of IIF IIF % of IIF IIF % of IIF IIF % of IIF IIF % of IIF IIF % of IIF IIF % of IIF Product Primary $248,262 100% $241,813 100% $237,563 100% $231,853 100% $226,514 100% $222,464 100% $217,477 100% $210,187 100 % Pool 505 - % 531 - % 564 - % 600 - % 641 - % 771 - % 798 - % 841 - % Total $248,767 100% $242,344 100% $238,127 100% $232,453 100% $227,155 100% $223,235 100% $218,275 100% $211,028 100 % Origination Purchase $207,827 84% $199,322 82% $192,499 81% $184,080 79% $176,550 78% $169,944 76% $162,832 75% $156,298 74 % Refinance 40,435 16% 42,491 18% 45,064 19% 47,773 21% 49,964 22% 52,520 24% 54,645 25% 53,889 26 % Total Primary $248,262 100% $241,813 100% $237,563 100% $231,853 100% $226,514 100% $222,464 100% $217,477 100% $210,187 100 % Payment Type Monthly $216,831 87% $211,062 87% $206,361 87% $200,304 86% $194,826 86% $190,702 86% $185,694 85% $177,126 84 % Single 29,275 12% 28,550 12% 28,945 12% 29,198 13% 29,205 13% 29,013 13% 28,743 13% 29,653 14 % Other(2) 2,156 1% 2,201 1% 2,257 1% 2,351 1% 2,483 1% 2,749 1% 3,040 2% 3,408 2 % Total Primary $248,262 100% $241,813 100% $237,563 100% $231,853 100% $226,514 100% $222,464 100% $217,477 100% $210,187 100 % Book Year 2008 and prior $6,596 3% $6,849 3% $7,246 3% $7,723 3% $8,196 3% $8,963 4% $9,682 4% $10,500 5% 2009-2014 2,113 1% 2,293 1% 2,577 1% 2,946 1% 3,369 2% 3,949 2% 4,670 3% 5,570 2% 2015 2,912 1% 3,133 1% 3,526 1% 3,960 2% 4,488 2% 5,087 2% 5,810 3% 6,729 3% 2016 6,296 2% 6,772 3% 7,377 3% 8,076 4% 8,997 4% 10,082 4% 11,499 5% 13,213 6% 2017 6,495 3% 6,818 3% 7,328 3% 8,023 4% 8,962 4% 10,185 5% 11,763 5% 13,817 7% 2018 6,839 3% 7,133 3% 7,613 3% 8,306 4% 9,263 4% 10,568 5% 12,289 6% 14,618 7% 2019 16,352 7% 17,070 7% 18,141 8% 19,609 8% 21,730 10% 24,884 11% 28,842 13% 33,430 16% 2020 55,358 22% 58,497 24% 62,154 26% 65,807 28% 69,963 31% 75,785 34% 82,308 38% 87,599 42% 2021 81,724 33% 83,740 35% 86,175 37% 88,757 38% 91,546 40% 72,961 33% 50,614 23% 24,711 12% 2022 63,577 25% 49,508 20% 35,426 15% 18,646 8% 0 - % 0 - % 0 - % 0 - % Total Primary $248,262 100% $241,813 100% $237,563 100% $231,853 100% $226,514 100% $222,464 100% $217,477 100% $210,187 100 % Insurance In-Force (IIF) (1) Metrics Excludes run-off business, which is immaterial to our results (amounts in millions) 1Q3Q 2021 2Q4Q 2022 (1)Primary insurance in-force represents aggregate unpaid balance for loans the company insures. (2)Includes loans with annual and split payment types. 4Q 3Q1Q2Q Page 6

IIF % of IIF IIF % of IIF IIF % of IIF IIF % of IIF IIF % of IIF IIF % of IIF IIF % of IIF IIF % of IIF FICO Scores Over 760 $102,467 41% $99,177 41% $96,625 40% $93,222 40% $89,982 40% $87,073 39% $83,602 38% $79,285 38% 740 - 759 40,097 16% 38,731 16% 37,853 16% 36,821 16% 35,874 16% 35,177 16% 34,402 16% 33,607 16% 720 - 739 34,916 14% 33,874 14% 33,263 14% 32,363 14% 31,730 14% 31,374 14% 30,964 14% 30,295 14% 700 - 719 28,867 12% 28,384 12% 28,136 12% 27,620 12% 27,359 12% 27,371 12% 27,032 12% 26,309 13% 680 - 699 21,554 9% 21,294 9% 21,221 9% 21,259 9% 21,270 9% 21,458 10% 21,469 10% 20,777 10% 660 - 679(2) 10,926 4% 10,842 4% 10,822 5% 10,805 5% 10,549 5% 10,309 5% 10,191 6% 10,001 5% 640 - 659 6,095 3% 6,115 3% 6,154 3% 6,188 3% 6,124 3% 6,009 3% 6,008 3% 5,981 3% 620 - 639 2,630 1% 2,663 1% 2,725 1% 2,774 1% 2,783 1% 2,787 1% 2,838 1% 2,893 1% <620 710 - % 733 - % 764 - % 801 - % 843 - % 906 - % 971 - % 1,039 - % Total Primary $248,262 100% $241,813 100% $237,563 100% $231,853 100% $226,514 100% $222,464 100% $217,477 100% $210,187 100 % Weighted Avg FICO 743 743 743 742 741 741 740 740 Loan-To-Value Ratio 95.01% and above $39,509 16% $38,099 16% $37,636 16% $36,867 16% $35,455 16% $34,259 15% $33,657 15% $33,757 16% 90.01% to 95.00% 103,618 42% 101,164 42% 99,303 41% 96,419 42% 95,149 42% 94,888 43% 94,307 44% 92,124 44% 85.01% to 90.00% 72,132 29% 69,803 29% 67,866 29% 66,226 28% 64,549 28% 63,349 28% 61,234 28% 58,098 28% 85.00% and below 33,003 13% 32,747 13% 32,758 14% 32,341 14% 31,361 14% 29,968 14% 28,279 13% 26,208 12 % Total Primary $248,262 100% $241,813 100% $237,563 100% $231,853 100% $226,514 100% $222,464 100% $217,477 100% $210,187 100 % Weighted Avg LTV 93% 93% 93% 93% 93% 93% 93% 93 % Debt-To-Income Ratio 45.01% and above $43,831 18% $40,846 17% $38,763 16% $36,428 16% $34,076 15% $31,771 14% $30,794 14% $30,225 14% 38.01% to 45.00% 87,816 35% 85,226 35% 83,194 35% 80,741 35% 79,147 35% 78,303 35% 76,977 35% 74,674 36% 38.00% and below 116,615 47% 115,741 48% 115,606 49% 114,684 49% 113,291 50% 112,390 51% 109,706 51% 105,288 50 % Total Primary $248,262 100% $241,813 100% $237,563 100% $231,853 100% $226,514 100% $222,464 100% $217,477 100% $210,187 100 % Weighted Avg DTI 37% 37% 37% 37% 37% 37% 37% 37 % Primary persistency rate 86% 82% 80% 76% 69% 65% 63% 56 % Avg loan size (thousands) $259 $255 $251 $246 $242 $237 $233 $228 Insurance In-Force (IIF) (1) Metrics Excludes run-off business, which is immaterial to our results (amounts in millions) 1Q2Q 2021 3Q4Q 2022 (1)Primary insurance in-force represents aggregate unpaid balance for loans the company insures. (2)Loans with unknown FICO scores are included in the 660-679 category. 3Q 4Q1Q2Q Page 7

RIF % of RIF RIF % of RIF RIF % of RIF RIF % of RIF RIF % of RIF RIF % of RIF RIF % of RIF RIF % of RIF Product Primary $62,791 100% $61,124 100% $59,911 100% $58,295 100% $56,881 100% $55,866 100% $54,643 100% $52,866 100 % Pool 79 - % 84 - % 89 - % 97 - % 105 - % 117 - % 123 - % 134 - % Total $62,870 100% $61,208 100% $60,000 100% $58,392 100% $56,986 100% $55,983 100% $54,766 100% $53,000 100 % Origination Purchase $54,165 86% $52,134 85% $50,449 84% $48,326 83% $46,470 82% $44,871 80% $43,121 79% $41,396 78 % Refinance 8,626 14% 8,990 15% 9,462 16% 9,969 17% 10,411 18% 10,995 20% 11,522 21% 11,470 22 % Total Primary $62,791 100% $61,124 100% $59,911 100% $58,295 100% $56,881 100% $55,866 100% $54,643 100% $52,866 100 % Payment Type Monthly $55,879 89% $54,247 89% $52,896 88% $51,153 88% $49,614 87% $48,495 87% $47,153 86% $45,009 85 % Single 6,370 10% 6,324 10% 6,449 11% 6,561 11% 6,658 12% 6,709 12% 6,766 13% 7,049 13 % Other(2) 542 1% 553 1% 566 1% 581 1% 609 1% 662 1% 724 1% 808 2 % Total Primary $62,791 100% $61,124 100% $59,911 100% $58,295 100% $56,881 100% $55,866 100% $54,643 100% $52,866 100 % Book Year 2008 and prior $1,699 3% $1,764 3% $1,867 3% $1,991 3% $2,112 3% $2,309 4% $2,494 4% $2,705 5% 2009-2014 560 1% 609 1% 687 1% 788 1% 904 2% 1,062 2% 1,260 2% 1,510 3% 2015 781 1% 840 1% 943 2% 1,058 2% 1,197 2% 1,355 2% 1,549 3% 1,795 3% 2016 1,681 3% 1,805 3% 1,964 3% 2,147 4% 2,388 4% 2,676 5% 3,052 6% 3,503 7% 2017 1,708 3% 1,792 3% 1,922 3% 2,094 4% 2,324 4% 2,631 5% 3,032 6% 3,556 7% 2018 1,736 3% 1,806 3% 1,922 3% 2,092 4% 2,330 4% 2,656 5% 3,086 6% 3,671 7% 2019 4,143 7% 4,313 7% 4,575 8% 4,935 8% 5,454 10% 6,239 11% 7,225 13% 8,361 16% 2020 14,158 22% 14,891 25% 15,763 26% 16,606 28% 17,574 31% 18,965 34% 20,536 37% 21,787 41% 2021 20,418 32% 20,848 34% 21,384 36% 21,959 38% 22,598 40% 17,973 32% 12,409 23% 5,978 11% 2022 15,907 25% 12,456 20% 8,884 15% 4,625 8% 0 - % 0 - % 0 - % 0 - % Total Primary $62,791 100% $61,124 100% $59,911 100% $58,295 100% $56,881 100% $55,866 100% $54,643 100% $52,866 100% (1)Primary risk in-force represents risk on current loan balances as provided by servicers, lenders and investors. (2)Includes loans with annual and split payment types. Risk In-Force (RIF) (1) Metrics Excludes run-off business, which is immaterial to our results (amounts in millions) 1Q2Q4Q3Q 3Q 2021 1Q2Q4Q 2022 Page 8

RIF % of RIF RIF % of RIF RIF % of RIF RIF % of RIF RIF % of RIF RIF % of RIF RIF % of RIF RIF % of RIF FICO Scores Over 760 $25,807 41% $24,965 41% $24,252 40% $23,326 40% $22,489 40% $21,767 39% $20,908 38% $19,829 37% 740 - 759 10,154 16% 9,808 16% 9,559 16% 9,267 16% 9,009 16% 8,824 16% 8,628 16% 8,442 16% 720 - 739 8,931 14% 8,656 14% 8,484 14% 8,224 14% 8,055 14% 7,966 14% 7,879 14% 7,715 15% 700 - 719 7,317 12% 7,200 12% 7,129 12% 6,974 12% 6,907 12% 6,923 12% 6,848 13% 6,678 13% 680 - 699 5,428 9% 5,356 9% 5,329 9% 5,334 9% 5,334 9% 5,383 10% 5,385 10% 5,231 10% 660 - 679(2) 2,767 5% 2,739 4% 2,728 5% 2,715 5% 2,638 5% 2,568 5% 2,531 5% 2,484 5% 640 - 659 1,540 2% 1,541 3% 1,547 3% 1,550 3% 1,530 3% 1,497 3% 1,494 3% 1,485 3% 620 - 639 665 1% 672 1% 687 1% 699 1% 702 1% 705 1% 720 1% 734 1% <620 182 - % 187 - % 196 - % 206 - % 217 - % 233 - % 250 - % 268 - % Total Primary $62,791 100% $61,124 100% $59,911 100% $58,295 100% $56,881 100% $55,866 100% $54,643 100% $52,866 100 % Loan-To-Value Ratio 95.01% and above $11,136 18% $10,809 18% $10,647 18% $10,379 18% $9,907 17% $9,490 17% $9,228 17% $9,151 17% 90.01% to 95.00% 30,079 48% 29,379 48% 28,838 48% 27,987 48% 27,608 49% 27,509 49% 27,308 50% 26,637 51% 85.01% to 90.00% 17,621 28% 17,019 28% 16,517 27% 16,082 27% 15,644 27% 15,322 28% 14,776 27% 13,997 26% 85.00% and below 3,955 6% 3,917 6% 3,909 7% 3,847 7% 3,722 7% 3,545 6% 3,331 6% 3,081 6 % Total Primary $62,791 100% $61,124 100% $59,911 100% $58,295 100% $56,881 100% $55,866 100% $54,643 100% $52,866 100 % Debt-To-Income Ratio 45.01% and above $11,176 18% $10,393 17% $9,843 16% $9,227 16% $8,631 15% $8,048 14% $7,798 14% $7,643 14% 38.01% to 45.00% 22,268 35% 21,603 35% 21,058 35% 20,392 35% 19,974 35% 19,773 36% 19,445 36% 18,888 36% 38.00% and below 29,347 47% 29,128 48% 29,010 49% 28,676 49% 28,276 50% 28,045 50% 27,400 50% 26,335 50 % Total Primary $62,791 100% $61,124 100% $59,911 100% $58,295 100% $56,881 100% $55,866 100% $54,643 100% $52,866 100% (2)Loans with unknown FICO scores are included in the 660-679 category. 3Q 4Q Risk In-Force (RIF) (1) Metrics Excludes run-off business, which is immaterial to our results (amounts in millions) 1Q2Q 2021 3Q (1)Primary risk in-force represents risk on current loan balances as provided by servicers, lenders and investors. 1Q2Q4Q 2022 Page 9

4Q 3Q 2Q 1Q 4Q 3Q 2Q 1Q Average Paid Claim (1) $48.7 $42.2 $50.1 $51.6 $27.2 $26.7 $63.1 $54.7 Reserves: Direct primary case(2) $479,343 $476,063 $525,948 $590,508 $606,102 $612,754 $588,683 $564,208 All other(2) 39,665 34,174 32,946 34,771 35,223 34,909 34,838 38,704 Total Reserves $519,008 $510,237 $558,894 $625,279 $641,325 $647,663 $623,521 $602,912 Beginning Number of Primary Delinquencies 18,856 19,513 22,571 24,820 28,904 33,568 41,332 44,904 New delinquencies 10,304 9,121 7,847 8,724 8,282 7,427 6,862 10,053 Delinquency cures (9,024) (9,588) (10,806) (10,860) (11,929) (11,746) (14,473) (13,478) Paid claims (190) (187) (90) (107) (430) (343) (143) (134) Rescissions and claim denials (3) (3) (9) (6) (7) (2) (10) (13) Ending Number of Primary Delinquencies 19,943 18,856 19,513 22,571 24,820 28,904 33,568 41,332 Primary delinquency rate 2.08% 1.99% 2.06% 2.40% 2.65% 3.08% 3.60% 4.48 % Average Reserve Per Primary Delinquency (3) $24.0 $25.2 $27.0 $26.2 $24.4 $21.2 $17.5 $13.7 Beginning Direct Primary Case Reserves $476,063 $525,948 $590,508 $606,102 $612,754 $588,683 $564,208 $516,863 Paid claims (9,347) (8,349) (4,810) (5,617) (11,213) (8,293) (7,377) (5,933) Change in reserves 12,627 (41,536) (59,750) (9,977) 4,561 32,364 31,852 53,278 Ending Direct Primary Case Reserves $479,343 $476,063 $525,948 $590,508 $606,102 $612,754 $588,683 $564,208 Incurred Losses(4) Current quarter delinquencies(5) $58,717 $38,696 $34,654 $39,220 $37,056 $33,047 $30,301 $43,839 Development of current quarter delinquencies(6) - - - - - - - - Prior period development(7) (40,620) (79,005) (96,217) (49,666) (31,084) 1,077 (298) 11,535 Total Incurred Losses $18,097 ($40,309) ($61,563) ($10,446) $5,972 $34,124 $30,003 $55,374 Policies in Force (count) 960,306 949,052 946,891 941,689 937,350 936,934 933,616 922,186 (7) Includes impact of changes in IBNR, LAE and other. (6) Development of current quarter delinquencies within the current quarter. This includes reserve impact from current period delinquencies that cure in the period and reserve development from the date of delinquency to quarter end. (dollar amounts in thousands) Excludes run-off business, which is immaterial to our results Delinquency Metrics 2022 (5) Defaulted loans with most recent delinquency notice in the quarter indicated. (1) Average paid claims in the fourth and third quarters of 2022 and the fourth and third quarters of 2021 include payments in relation to agreements on non-performing loans. (2) Direct primary case excludes loss adjustment expenses (LAE), pool, incurred but not reported (IBNR) and reinsurance reserves. Other includes LAE, IBNR, pool, and reinsurance reserves. (3) Direct primary case reserves divided by primary delinquency count. (4) Provides additional breakdown of incurred losses, which includes the impact of new delinquencies within each quarterly period reported. We believe providing loss information in this manner allows transparency and consistency for investors to understand performance. 2021 Page 10

Percentage Reserved by Payment Status Delinquencies Direct Primary Case Reserves Risk In- Force Reserves as % of RIF 3 payments or less in default 8,920 $69 $509 14% 4 - 11 payments in default 6,466 166 390 43% 12 payments or more in default 4,557 244 248 98 % Total 19,943 $479 $1,147 42 % Percentage Reserved by Payment Status Delinquencies Direct Primary Case Reserves Risk In- Force Reserves as % of RIF 3 payments or less in default 6,586 $35 $340 10% 4 - 11 payments in default 7,360 111 426 26% 12 payments or more in default 10,874 460 643 72 % Total 24,820 $606 $1,409 43 % December 31, 2021 Missed Payment Status Tables Excludes run-off business, which is immaterial to our results (dollar amounts in millions) December 31, 2022 Page 11

Top 10 States % RIF % Case Reserves (1) Delq Rate Top 10 MSAs / Metro Divisions % RIF % Case Reserves (1) Delq Rate Book Year RIF & Losses % RIF % Case Reserves (1) Delq Rate Cum Delq Rate (2) California 12% 10% 2.09% Chicago-Naperville, IL Metro Division 3% 5% 2.84% Texas 8% 7% 2.12% Phoenix, AZ MSA 3% 2% 1.83% 2008 and prior 3% 26% 9.61% 5.57% Florida (3) 8% 8% 2.54% New York, NY Metro Division 3% 8% 3.75% 2009-2014 1% 4% 5.01% 0.69% New York (3) 5% 13% 2.95% Atlanta, GA MSA 2% 3% 2.42% 2015 1% 3% 3.61% 0.71% Illinois (3) 5% 6% 2.54% Washington-Arlington, DC Metro Division 2% 2% 1.85% 2016 3% 6% 3.17% 0.81% Arizona 4% 2% 1.78% Houston, TX MSA 2% 3% 2.60% 2017 3% 7% 3.78% 1.01% Michigan 4% 3% 1.79% Riverside-San Bernardino CA MSA 2% 2% 2.89% 2018 3% 9% 4.63% 1.18% North Carolina 3% 3% 1.59% Los Angeles-Long Beach, CA Metro Division 2% 2% 2.18% 2019 7% 11% 2.71% 0.93% Georgia 3% 3% 2.23% Dallas, TX Metro Division 2% 1% 1.86% 2020 22% 17% 1.47% 0.92% Washington 3% 3% 1.92% Denver-Aurora-Lakewood, CO MSA 2% 1% 1.12% 2021 32% 14% 1.20% 1.06% All Other States (4) 45% 42% 1.94% All Other MSAs 77% 71% 2.00% 2022 25% 3% 0.54% 0.52% Total 100% 100% 2.08% Total 100% 100% 2.08% Total 100% 100% 2.08% 4.26% Top 10 States % RIF % Case Reserves (1) Delq Rate Top 10 MSAs / Metro Divisions % RIF % Case Reserves (1) Delq Rate Book Year RIF & Losses % RIF % Case Reserves (1) Delq Rate Cum Delq Rate (2) California 11% 12% 3.17% Chicago-Naperville, IL Metro Division 3% 4% 3.68% Texas 8% 8% 2.89% Phoenix, AZ MSA 3% 2% 2.36% 2008 and prior 3% 24% 10.54% 5.59% Florida (3) 7% 9% 2.97% New York, NY Metro Division 3% 8% 5.32% 2009-2013 1% 2% 5.54% 0.74% New York (3) 5% 12% 3.80% Atlanta, GA MSA 2% 3% 3.28% 2014 1% 3% 5.51% 0.99% Illinois (3) 5% 6% 3.09% Washington-Arlington, DC Metro Division 2% 2% 2.96% 2015 2% 5% 4.24% 1.04% Michigan 4% 2% 1.87% Houston, TX MSA 2% 3% 3.61% 2016 4% 8% 3.69% 1.16% Arizona 4% 2% 2.31% Riverside-San Bernardino CA MSA 2% 2% 3.42% 2017 4% 10% 4.78% 1.56% North Carolina 3% 2% 2.18% Los Angeles-Long Beach, CA Metro Division 2% 3% 3.95% 2018 4% 13% 5.93% 1.88% Pennsylvania (3) 3% 3% 2.38% Dallas, TX Metro Division 2% 2% 2.31% 2019 10% 19% 3.89% 1.68% Washington 3% 3% 2.98% Nassau County, NY 2% 4% 5.55% 2020 31% 14% 1.50% 1.14% All Other States (4) 47% 41% 2.46% All Other MSAs 77% 67% 2.44% 2021 40% 2% 0.37% 0.36% Total 100% 100% 2.65% Total 100% 100% 2.65% Total 100% 100% 2.65% 4.42% (1) This represents direct primary case reserves, which exclude loss adjustment expenses, pool, incurred but not reported and reinsurance reserves. (2) Calculated as the sum of the number of policies where claims were ever paid to date and number of policies for loans currently in default divided by policies ever in-force. (3) Jurisdiction predominantly uses a judicial foreclosure process, which generally increases the amount of time it takes for a foreclosure to be completed. (4) Includes the District of Columbia. Delinquency Performance Excludes run-off business, which is immaterial to our results December 31, 2022 December 31, 2021 Page 12

Carrying Amount % of Total Carrying Amount % of Total Carrying Amount % of Total Carrying Amount % of Total Carrying Amount % of Total Carrying Amount % of Total Carrying Amount % of Total Carrying Amount % of Total Fixed Maturity Securities: U.S. treasuries $44,769 1% $44,654 1% $49,668 1% $56,751 1% $58,408 1% $65,117 1% $65,625 1% $70,832 1 % Municipals 419,856 9% 432,229 9% 469,509 10% 508,391 10% 538,453 10% 459,783 9% 408,317 8% 300,104 6 % Non-U.S. government 9,349 - % 9,252 - % 21,120 - % 21,529 - % 22,416 - % 22,758 - % 22,950 1% 30,415 1 % U.S. corporate 2,646,863 54% 2,639,184 54% 2,742,523 56% 2,882,497 57% 2,945,303 56% 2,948,106 55% 2,891,598 55% 2,844,775 56 % Non-U.S. corporate 652,844 13% 647,063 14% 618,710 13% 629,795 12% 666,594 13% 712,603 13% 692,068 13% 679,302 13 % Residential MBS 11,043 - % 11,743 - % 0 - % 0 - % 0 - % 0 - % 0 - % 0 - % Other asset-backed 1,100,036 23% 1,093,777 22% 1,007,832 20% 994,121 20% 1,035,165 20% 1,167,700 22% 1,175,909 22% 1,180,700 23 % Total available-for-sale fixed maturity securities $4,884,760 100% $4,877,902 100% $4,909,362 100% $5,093,084 100% $5,266,339 100% $5,376,067 100% $5,256,467 100% $5,106,128 100 % Fixed Maturity Securities - Credit Quality NRSRO(1) Designation AAA $492,318 10% $503,574 10% $441,105 9% $432,633 9% $482,950 9% $485,739 9% $483,513 9% $475,369 9 % AA 761,883 16% 771,698 16% 798,828 16% 839,185 16% 876,294 17% 898,158 17% 841,282 16% 777,345 15 % A 1,666,409 34% 1,699,803 35% 1,686,644 34% 1,736,936 34% 1,791,582 34% 1,829,844 34% 1,763,010 34% 1,786,601 35 % BBB 1,862,634 38% 1,790,168 37% 1,855,984 38% 1,936,838 38% 1,958,901 37% 2,004,994 37% 2,013,940 38% 1,921,999 38 % BB & Lower 101,516 2% 112,659 2% 126,801 3% 147,492 3% 156,612 3% 157,332 3% 154,722 3% 144,814 3 % Total fixed maturity securities $4,884,760 100% $4,877,902 100% $4,909,362 100% $5,093,084 100% $5,266,339 100% $5,376,067 100% $5,256,467 100% $5,106,128 100 % Average duration 3.6 3.7 3.8 3.8 3.9 3.7 3.6 3.6 Average yield 3.1% 3.0% 2.8% 2.7% 2.7% 2.7% 2.8% 2.8% (1)Nationally Recognized Statistical Rating Organizations. December 31, 2021 September 30, 2021 Composition of Investments at Fair Value (amounts in thousands) March 31, 2021June 30, 2022 June 30, 2021March 31, 2022September 30, 2022December 31, 2022 Page 13

2020 ILN 2021-1 ILN 2021-2 ILN 2021-3 ILN 2020 XOL 2021 XOL 2022-1 XOL 2022-2 XOL 2022-3 XOL 2022-4 XOL 2022-5 XOL 1/20-8/20 1/14-12/18, 4Q'19 9/20-12/20 1/21-6/21 Full Year 2020 Full Year 2021 Full Year 2022 Full Year 2022 7/21-12/21 7/21-12/21 1/22-6/22 At Closing Initial CRT Risk In-Force $14,909 $14,142 $8,384 $12,141 $23,047 $22,373 $15,400 $15,400 $10,550 $10,550 $8,547 Initial Reinsurance Amount $350 $495 $303 $372 $168 $206 $196 $25 $289 $36 $201 Initial First Loss Retention Layer $522 $212 $189 $304 $691 $671 $462 $385 $317 $264 $256 Initial Attachment % (2) 3.50% 1.50% 2.25% 2.50% 3.00% 3.00% 3.00% 2.50% 3.00% 2.50% 3.00% Initial Detachment % (2) 7.00% 5.00% 7.00% 6.75% 7.00% 7.00% 6.99% 3.00% 7.00% 3.00% 7.00% % Of Covered Loss Tier Reinsured 67.00% 100.00% 76.00% 72.00% 18.25% 23.00% 31.92% 31.92% 68.45% 68.45% 58.80% Commencement Date 10/22/20 03/02/21 04/16/21 09/02/21 01/01/20 01/01/21 01/01/22 01/01/22 03/01/22 03/01/22 09/01/22 Termination Date 10/25/30 08/25/33 10/25/33 02/25/34 12/31/30 12/31/31 12/31/32 12/31/32 12/31/31 12/31/31 12/31/32 Optional Call Date 10/25/27 02/25/26 04/25/28 08/25/28 06/30/27 06/30/28 12/31/29 12/31/29 12/31/28 12/31/28 01/01/30 Clean-Up Call 10.0% 10.0% 10.0% 10.0% 10.0% 10.0% 10.0% 10.0% 10.0% 10.0% 10.0% As of December 31, 2022 Current CRT Risk In Force (1) $7,582 $5,400 $6,147 $10,106 $14,060 $20,230 $15,400 $15,400 $9,790 $9,790 $8,243 Current Reinsured Amount $65 $147 $248 $346 $54 $192 $196 $25 $282 $36 $193 PMIERs Required Asset Credit (3) $0 $130 $187 $318 $52 $185 $189 $24 $271 $35 $187 Current Attachment % (2) 6.88% 3.92% 3.07% 3.00% 4.92% 3.32% 3.00% 2.50% 3.23% 2.69% 3.11% Current Detachment % (2) 8.16% 6.64% 8.38% 7.76% 7.03% 7.44% 6.99% 3.00% 7.44% 3.23% 7.09% Enact Claims Paid $0 $0 $0 $0 $0 $0 $0 $0 $0 $0 $0 Incurred Losses Ever To Date (4) $42 $29 $26 $33 $80 $66 $15 $15 $26 $26 $11 Remaining First Loss Retention Layer $522 $212 $189 $303 $691 $671 $462 $385 $317 $264 $256 Reinsurer Claims Paid $0 $0 $0 $0 $0 $0 $0 $0 $0 $0 $0 (amounts in millions) Credit Risk Transfer Transaction Summary (1) The total primary risk in force is $62.8B and the total current risk in force covered by a CRT is $55.9B. (2) Attachment % and detachment % are the aggregate loss amounts as a percentage of risk in force at which the reinsurer begins and stops paying claims under the policy. (3) Current PMIERs required asset credit considers the counterparty credit haircut. (4) Incurred losses ever to date shown does not include IBNR or loss adjustment expenses. Definitions: CRT = Credit Risk Transfer; RIF = Risk In Force; XOL = Excess Of Loss; ILN = Insurance Linked Note Page 14

4Q 3Q 2Q 1Q 4Q 3Q 2Q 1Q COMBINED STAT: Statutory policyholders' surplus $1,136 $1,348 $1,277 $1,442 $1,397 $1,558 $1,567 $1,557 Contingency reserves 3,551 3,424 3,297 3,168 3,042 2,914 2,783 2,652 Combined statutory capital $4,687 $4,772 $4,574 $4,610 $4,439 $4,472 $4,350 $4,209 Adjusted RIF(1) $60,061 $58,542 $57,407 $55,512 $54,201 $52,752 $51,436 $49,347 Combined risk-to-capital ratio ("RTC") 12.8 12.3 12.6 12.0 12.2 11.8 11.8 11.7 EMICO(2) STAT: Statutory policyholders' surplus $1,084 $1,296 $1,226 $1,390 $1,346 $1,508 $1,487 $1,477 Contingency reserves 3,548 3,422 3,294 3,167 3,041 2,913 2,782 2,652 EMICO statutory capital $4,632 $4,718 $4,520 $4,557 $4,387 $4,421 $4,269 $4,129 Adjusted RIF(1) $59,663 $58,233 $57,169 $55,321 $54,033 $52,608 $51,312 $49,249 EMICO risk-to-capital ratio 12.9 12.3 12.6 12.1 12.3 11.9 12.0 11.9 PMIERs Available Assets(3) $5,206 $5,292 $5,147 $5,222 $5,077 $5,126 $4,926 $4,769 PMIERs Gross Required Assets(3) (4,866) (4,773) (4,789) (4,855) (4,868) (5,006) (5,151) (5,302) PMIERs Reinsurance Credit 1,578 1,590 1,511 1,622 1,404 1,597 1,406 1,285 PMIERs COVID-19 Haircut 132 140 178 272 390 570 760 1,012 PMIERs Net Required Assets ($3,156) ($3,043) ($3,100) ($2,961) ($3,074) ($2,839) ($2,985) ($3,005) Available Assets Above PMIERs Requirements(3) $2,050 $2,249 $2,047 $2,261 $2,003 $2,287 $1,941 $1,764 PMIERs Sufficiency Ratio(3) 165% 174% 166% 176% 165% 181% 165% 159% (3)The PMIERs sufficiency ratio is calculated as available assets divided by required assets as defined within PMIERs. The current period PMIERs sufficiency ratio is an estimate due to the timing of the PMIERs filing and does not take into consideration the impact of restrictions recently imposed by the government-sponsored enterprises (GSEs). The GSEs have imposed certain capital restrictions on the company which remain in effect until certain conditions are met. These restrictions required EMICO to maintain 115% of published PMIERs minimum required assets among other restrictions as of December 31, 2021. Effective January 1, 2022, these requirements increased to 120%. 2021 Capital & PMIERs (dollar amounts in millions) (1) Adjusted RIF for purposes of calculating combined statutory RTC differs from RIF presented elsewhere in this financial supplement. In accordance with North Carolina Department of Insurance requirements, adjusted RIF excludes delinquent policies. (2) Enact Mortgage Insurance Corporation (EMICO), the company's principal U.S. mortgage insurance subsidiary. 2022 Page 15